UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2023

Date of reporting period:	January 19, 2023 (commencement of operations) – April 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam PanAgora ESG International Equity ETF

Annual report
4 | 30 | 23

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
PPIE

Putnam PanAgora
ESG International
Equity ETF

Annual report
4 | 30 | 23

Message from the Trustees

June 13, 2023

Dear Shareholder:

Stocks and bonds have generally advanced since the start of the year despite market ups and downs. Inflation has fallen but remains a concern for the Federal Reserve. U.S. interest rates have risen to their highest level since 2007, which is putting pressure on corporate earnings and causing stress in the banking system.

Fortunately, a strong pulse of innovation in the broader economy is gaining investor attention. International markets are becoming increasingly dynamic, in part because China’s economy is reopening after years of pandemic-related restrictions.

While remaining alert to market risks, your investment team is finding new and attractive opportunities across sectors, industries, and global markets. This report offers an update about their efforts in managing your fund.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. The fund return in the bar chart is at net asset value (NAV). See below and pages 7–8 for additional performance information, including fund returns at market price. For a portion of the period, the fund had expense limitations, without which the return would have been lower. Index results should be compared with fund performance at NAV. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

All MSCI indices are provided by MSCI.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 1/19/23 (commencement of fund operations) to 4/30/23. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 11–12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

All MSCI indices are provided by MSCI.

2 PanAgora ESG International Equity ETF

Please describe investing conditions during the reporting period.

The global banking sector experienced turmoil in the first four months of calendar 2023. As several bank failures took place, some investors drew comparisons to the global financial crisis of 2008/2009.

On a micro level, we believe the collapse of Silicon Valley Bank, Signature Bank, Credit Suisse, and First Republic Bank, among others, was due to idiosyncratic factors. These banks operated with aggressive business models, inadequate internal controls, and a lack of appropriate hedging strategies, in our view.

On a macro level, banks have been challenged for a prolonged period. The U.S. Federal Reserve raised interest rates nine times from March 2022 to March 2023. During this time, short-term interest rates rose from near zero to a range of 4.75%–5.00%. Higher rates aim to tamp down inflation, but also cause the cost of borrowing to soar, which has negatively impacted the banking sector.

Against this backdrop, investors grew optimistic that global inflation was on the decline and the world’s central banks would ease their monetary tightening. Developed-market equity markets rallied. The S&P 500 Index returned

PanAgora ESG International Equity ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 PanAgora ESG International Equity ETF

7.43% for the reporting period. Most gains in the U.S. were from a handful of large-cap stocks. European equities also performed well. The MSCI Europe Index [ND] returned 7.26% for the period.

China’s economic reopening helped stocks gain momentum in late calendar 2022, but lost steam by the end of January 2023. Emerging market equities declined. The MSCI Emerging Markets Index [ND] returned –4.41% for the period. Smaller U.S. companies also posted losses on slowing global growth. The Russell 2000 Index returned –3.27% for the period.

How did the fund perform for the reporting period?

Putnam PanAgora ESG International Equity ETF returned 4.20%, net of fees, underperforming the benchmark MSCI EAFE Index [ND], which returned 4.70%.

What strategies influenced fund performance relative to the benchmark during the reporting period?

The portfolio’s alpha model is heavily weighted in the top quintile of stocks within our investible universe. These stocks detracted from fund performance. The ESG [environmental, social, and governance] factor composite performed well, with top contributors coming from environmental and social metrics. The portfolio’s Management & Governance and Market Intelligence factor composites were also top contributors, driven by gains in the lower quintile names.

Stock selection in the United Kingdom and Spain were most additive to fund performance. The portfolio’s top contributor was an overweight position in U.K.-based 3i Group PLC. An overweight position in Industria de Diseño Textil SA, based in Spain, also helped fund results. Both companies have strong ESG and Market Intelligence factor composite scores. The portfolio retains overweight positions in 3i Group and Industria de Diseño Textil as of period-end.

France and Sweden were the top detractors from fund performance on a country basis. The portfolio’s top detractor was an overweight position in Teleperformance, which operates in France’s industrials sector. In Sweden, an overweight position in Boliden AB, which operates in the materials sector, was another top detractor. Shortly after period-end, we sold our position in Teleperformance. As of period-end, the portfolio retained an overweight position in Boliden based on its strong ESG factor scores.

What is your outlook and portfolio strategy for the coming months?

The fund seeks to generate an above-benchmark alpha return and an above-benchmark sustainability profile. Management deploys a systematic investment process that seeks to generate excess returns relative to the benchmark. Our investment team uses a bottom-up, quantitative-oriented approach to stock selection. This process seeks to quantify fundamental metrics that are predictive of a company’s business strengths and weaknesses.

Our research has shown that by incorporating a company’s attributes along certain sustainability dimensions, we can complement other fundamental metrics and enhance the alpha model. In addition to using quantitative ESG and sustainability factors to generate alpha, we utilize a proprietary portfolio construction methodology that optimizes both the return and ESG objectives. We believe this creates a superior sustainability profile for the fund.

We believe that ESG investment opportunities available to the fund will continue to be strong. Governments, activists, and consumers continue to gauge the sustainability of ESG strategies, in our view. We believe our method of finding opportunities that focus on ESG policies and investor return are positioned to thrive.

PanAgora ESG International Equity ETF 5

Thank you both for your time and insights today.

Past performance is not a guarantee of future results.

The opinions expressed in this report represent the current, good faith views of the author(s) at the time of publication, are provided for limited purposes, are not definitive investment advice, and should not be relied on as such. The information presented in this report has been developed internally and/or obtained from sources believed to be reliable; however, PanAgora Asset Management, Inc. [PanAgora] does not guarantee the accuracy, adequacy, or completeness of such information. Predictions, opinions, and other information contained in this report are subject to change continually and without notice of any kind and may no longer be true after the date indicated. As with any investment, there is a potential for profit as well as the possibility of loss.

Any forward-looking statements speak only as of the date they are made, and PanAgora assumes no duty to and does not undertake to update forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements.

6 PanAgora ESG International Equity ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period from January 19, 2023 (commencement of fund operations) through April 30, 2023, the end of its fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

Fund performance Total return for the period ended 4/30/23

Life of fund
(since 1/19/23)
Net asset value	4.20%
Market price	4.54

Performance assumes reinvestment of distributions and does not account for taxes. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Performance includes the deduction of management fees.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For the period ended 4/30/23

Life of fund
(since 1/19/23)
MSCI EAFE Index (ND)	4.70%
Lipper International Multi-Cap Core Funds category median*	3.64

Index and Lipper results should be compared with fund performance at net asset value.

All MSCI indices are provided by MSCI.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the life-of-fund period ended 4/30/23, there were 345 funds in this Lipper category.

PanAgora ESG International Equity ETF 7

Past performance does not indicate future results.

All MSCI indices are provided by MSCI.

Fund price and distribution information For the period ended 4/30/23

Share value	Net asset value	Market price
1/19/23*	$20.00	$20.00
4/30/23	20.84	20.91

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the ETF.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/23

Life of fund
(since 1/19/23)
Net asset value	1.58%
Market price	1.41

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 PanAgora ESG International Equity ETF

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 4/30/23*	0.49%
Annualized expense ratio for the period from 1/19/23 (commencement of operations)
to 4/30/23†	0.49%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal period. As a result of this, the ratio may differ from the expense ratio in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 1/19/23 (commencement of operations) to 4/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$1.40
Ending value (after expenses)	$1,042.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 1/19/23 (commencement of operations) to 4/30/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (102); and then dividing that result by the number of days in the year (365).

PanAgora ESG International Equity ETF 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period from 1/19/23 (commencement of operations) to 4/30/23, use the following calculation method. To find the value of your investment on 1/19/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$2.46
Ending value (after expenses)	$1,022.36

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 1/19/23 (commencement of operations) to 4/30/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 PanAgora ESG International Equity ETF

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Europe Index (ND) is an unmanaged index of Western European equity securities. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 2000® Index is an unmanaged index composed of approximately 2,000 of the smallest companies in the Russell 3000® Index as measured by their market capitalization.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy, and/or completeness of the Information, and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability,

PanAgora ESG International Equity ETF 11

quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of April 30, 2023, Putnam employees had approximately $467,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 PanAgora ESG International Equity ETF

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

PanAgora ESG International Equity ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 PanAgora ESG International Equity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam PanAgora ESG International Equity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam PanAgora ESG International Equity ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 19, 2023 (commencement of operations) through April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period January 19, 2023 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 13, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

PanAgora ESG International Equity ETF 15

The fund’s portfolio 4/30/23

COMMON STOCKS (98.6%)*	Shares	Value
Air freight and logistics (1.2%)
DSV A/S (Denmark)	7,460	$1,403,083
Yamato Holdings Co., Ltd. (Japan)	7,400	127,210
		1,530,293
Automobile components (0.6%)
Faurecia SE (France) †	6,160	127,516
Hella GmbH & Co. KGaA (Germany)	1,524	128,848
Pirelli & C SpA (Italy)	25,095	131,322
Valeo (France)	17,978	351,719
		739,405
Automobiles (1.6%)
Bayerische Motoren Werke AG (Germany)	2,145	239,751
Toyota Motor Corp. (Japan)	16,055	220,455
Volkswagen AG (Preference) (Germany)	6,818	930,453
Yamaha Motor Co., Ltd. (Japan)	24,990	647,005
		2,037,664
Banks (7.8%)
Banco Bilbao Vizcaya Argentaria SA (Spain)	68,121	501,126
Bank Leumi Le-Israel BM (Israel)	57,427	455,153
Barclays PLC (United Kingdom)	568,699	1,147,232
BAWAG Group AG (Austria)	2,235	109,306
Bendigo & Adelaide Bank, Ltd. (Australia)	21,289	122,312
BNP Paribas SA (France)	3,130	202,643
Commonwealth Bank of Australia (Australia)	3,353	221,194
DBS Group Holdings, Ltd. (Singapore)	53,744	1,332,938
FinecoBank Banca Fineco SpA (Italy)	15,790	239,101
HSBC Holdings PLC (United Kingdom)	17,009	122,420
Jyske Bank A/S (Denmark) †	1,596	116,723
Mebuki Financial Group, Inc. (Japan)	50,800	130,290
Mediobanca Banca di Credito Finanziario SpA (Italy)	6,148	65,954
Mitsubishi UFJ Financial Group, Inc. (Japan)	238,700	1,505,748
National Australia Bank, Ltd. (Australia)	43,399	830,636
NatWest Group PLC (United Kingdom)	317,324	1,050,870
Nordea Bank ABP (Finland)	118,145	1,316,140
Ringkjoebing Landbobank A/S (Denmark)	813	114,516
Skandinaviska Enskilda Banken AB (Sweden)	43,857	499,752
		10,084,054
Beverages (4.5%)
Asahi Group Holdings, Ltd. (Japan)	34,302	1,325,343
Budweiser Brewing Co. APAC, Ltd. (Hong Kong)	140,800	406,144
Coca-Cola Europacific Partners PLC (Spain)	2,219	143,059
Diageo PLC (United Kingdom)	40,194	1,836,159
Pernod Ricard SA (France)	6,522	1,506,585
Treasury Wine Estates, Ltd. (Australia)	59,792	550,982
		5,768,272
Biotechnology (0.5%)
Genus PLC (United Kingdom)	3,535	119,393
Swedish Orphan Biovitrum AB (Sweden) †	14,021	341,345
Vitrolife AB (Sweden)	5,929	133,845
		594,583

16 PanAgora ESG International Equity ETF

COMMON STOCKS (98.6%)* cont.	Shares	Value
Broadline retail (0.7%)
Wesfarmers, Ltd. (Australia)	25,583	$881,214
		881,214
Building products (1.0%)
ASSA ABLOY AB Class B (Sweden)	49,469	1,178,093
LIXIL Corp. (Japan)	7,700	121,342
		1,299,435
Capital markets (2.9%)
3i Group PLC (United Kingdom)	62,916	1,401,339
ASX, Ltd. (Australia)	2,849	129,503
Deutsche Boerse AG (Germany)	1,919	365,619
Julius Baer Group, Ltd. (Switzerland)	16,394	1,174,685
UBS Group AG (Switzerland)	35,226	715,957
		3,787,103
Chemicals (3.3%)
DSM-Firmenich AG (Switzerland) †	7,924	1,036,948
Givaudan SA (Switzerland)	390	1,364,241
Johnson Matthey PLC (United Kingdom)	15,189	375,082
Symrise AG (Germany)	9,335	1,125,767
Umicore SA (Belgium)	9,579	314,978
		4,217,016
Commercial services and supplies (0.8%)
Brambles, Ltd. (Australia)	110,836	1,048,260
		1,048,260
Communications equipment (0.8%)
Nokia Oyj ADR (Finland)	246,561	1,033,091
		1,033,091
Construction and engineering (1.7%)
ACS Actividades de Construccion y Servicios SA (Spain)	7,808	268,853
Eiffage SA (France)	6,676	794,901
Vinci SA (France)	8,521	1,055,134
Worley, Ltd. (Australia)	11,633	116,002
		2,234,890
Consumer staples distribution and retail (2.2%)
J Sainsbury PLC (United Kingdom)	72,768	253,157
Kesko Oyj Class B (Finland)	22,657	472,274
Koninklijke Ahold Delhaize NV (Netherlands)	40,096	1,380,818
Tesco PLC (United Kingdom)	151,469	535,704
Woolworths Group, Ltd. (Australia)	5,841	150,487
		2,792,440
Diversified REITs (0.4%)
Land Securities Group PLC (United Kingdom)	55,463	471,223
		471,223
Diversified telecommunication services (1.6%)
BCE, Inc. (Canada)	2,756	132,465
Elisa Oyj (Finland)	2,068	128,390
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	310,000	407,571
Koninklijke KPN NV (Netherlands)	70,293	256,255
Spark NZ, Ltd. (New Zealand)	154,940	502,072
Telefonica SA (Spain)	115,012	523,552
United Internet AG (Germany)	8,077	138,471
		2,088,776

PanAgora ESG International Equity ETF 17

COMMON STOCKS (98.6%)* cont.	Shares	Value
Electric utilities (1.1%)
Mercury NZ, Ltd. (New Zealand)	56,584	$222,087
Orsted AS (Denmark)	13,092	1,176,643
		1,398,730
Electrical equipment (0.8%)
Legrand SA (France)	10,640	1,006,644
Prysmian SpA (Italy)	1,624	66,374
		1,073,018
Electronic equipment, instruments, and components (0.2%)
Halma PLC (United Kingdom)	9,972	290,389
		290,389
Energy equipment and services (0.1%)
Technip Energies NV (France)	5,805	128,566
		128,566
Financial services (0.6%)
Edenred (France)	4,147	269,701
Eurazeo SE (France)	3,512	250,941
Wendel SE (France)	2,089	234,268
		754,910
Food products (2.5%)
Danone SA (France)	11,896	787,174
Glanbia PLC (Ireland)	8,468	128,396
Nestle SA (Switzerland)	14,134	1,812,133
Orkla ASA (Norway)	62,230	447,310
		3,175,013
Gas utilities (0.3%)
APA Group (Australia)	49,317	336,346
		336,346
Health care equipment and supplies (1.7%)
Coloplast A/S Class B (Denmark)	1,889	272,244
ConvaTec Group PLC (United Kingdom)	41,758	115,416
Hoya Corp. (Japan)	3,500	368,684
Olympus Corp. (Japan)	47,172	825,180
Smith & Nephew PLC (United Kingdom)	36,394	601,980
		2,183,504
Health care technology (0.1%)
CompuGroup Medical SE & Co. KGaA (Germany)	2,794	153,347
		153,347
Hotels, restaurants, and leisure (2.8%)
Accor SA (France) †	3,825	135,667
Amadeus IT Holding SA (Spain) †	17,913	1,260,263
Aristocrat Leisure, Ltd. (Australia)	46,475	1,168,530
Flutter Entertainment PLC (Ireland) †	1,026	205,575
Sodexo SA (France)	7,315	784,258
		3,554,293
Household durables (3.6%)
Barratt Developments PLC (United Kingdom)	83,231	523,705
Berkeley Group Holdings PLC (The) (United Kingdom)	3,091	172,747
Persimmon PLC (United Kingdom)	26,264	434,514
Sekisui House, Ltd. (Japan)	49,000	1,007,483

18 PanAgora ESG International Equity ETF

COMMON STOCKS (98.6%)* cont.	Shares	Value
Household durables cont.
Sony Group Corp. (Japan)	21,474	$2,040,042
Taylor Wimpey PLC (United Kingdom)	292,456	472,704
		4,651,195
Household products (2.2%)
Henkel AG & Co. KGaA Vorzug (Preference) (Germany)	14,232	1,148,825
Henkel AG & Co. KGaA Vorzug (Germany)	8,574	633,223
Reckitt Benckiser Group PLC (United Kingdom)	12,969	1,048,858
		2,830,906
Industrial conglomerates (0.2%)
Hitachi, Ltd. (Japan)	4,565	253,299
		253,299
Insurance (6.7%)
Aegon NV (Netherlands)	144,528	658,686
Ageas SA/NV (Belgium)	1,425	63,443
AIA Group, Ltd. (Hong Kong)	50,343	549,302
ASR Nederland NV (Netherlands)	2,741	120,787
Aviva PLC (United Kingdom)	148,314	789,099
AXA SA (France)	20,117	656,753
IA Financial Corp., Inc. (Canada)	947	63,543
Legal & General Group PLC (United Kingdom)	162,262	479,199
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	1,412	530,188
Sampo Oyj Class A (Finland)	16,006	811,750
Sompo Holdings, Inc. (Japan)	26,400	1,101,684
Sun Life Financial, Inc. (Canada)	2,591	127,097
Swiss Re AG (Switzerland)	12,359	1,242,177
Talanx AG (Germany)	2,591	130,027
Tokio Marine Holdings, Inc. (Japan)	63,045	1,268,421
		8,592,156
Interactive media and services (0.5%)
Auto Trader Group PLC (United Kingdom)	77,978	624,119
		624,119
IT Services (1.7%)
Fujitsu, Ltd. (Japan)	9,073	1,209,022
NEC Corp. (Japan)	19,700	758,031
Sopra Steria Group SACA (France)	762	165,123
TietoEVRY Oyj (Finland)	3,947	126,303
		2,258,479
Life sciences tools and services (0.5%)
ICON PLC (Ireland) †	559	107,714
QIAGEN NV (Netherlands) †	9,804	437,864
Tecan Group AG (Switzerland)	282	122,833
		668,411
Machinery (2.2%)
FANUC Corp. (Japan)	14,100	477,668
GEA Group AG (Germany)	12,548	588,078
Hitachi Construction Machinery Co., Ltd. (Japan)	9,077	223,728
Mitsubishi Heavy Industries, Ltd. (Japan)	25,519	967,165
Sandvik AB (Sweden)	29,643	605,588
		2,862,227

PanAgora ESG International Equity ETF 19

COMMON STOCKS (98.6%)* cont.	Shares	Value
Marine transportation (0.4%)
Mitsui OSK Lines, Ltd. (Japan)	9,600	$237,582
Nippon Yusen (Japan)	10,300	243,332
		480,914
Metals and mining (3.4%)
BHP Group, Ltd. ADR (Australia)	27,527	1,625,194
Boliden AB (Sweden)	21,893	784,096
IGO, Ltd. (Australia)	56,439	515,138
Lynas Rare Earths, Ltd. (Malaysia) †	22,205	95,108
Mineral Resources, Ltd. (Australia)	13,626	666,357
Norsk Hydro ASA (Norway)	56,073	412,517
Northern Star Resources, Inc. (Australia)	15,447	136,903
Teck Resources, Ltd. Class B (Canada)	2,967	138,262
		4,373,575
Multi-utilities (1.1%)
National Grid PLC (United Kingdom)	102,878	1,475,704
		1,475,704
Oil, gas, and consumable fuels (2.7%)
ARC Resources, Ltd. (Canada)	11,137	138,344
BP PLC ADR (United Kingdom)	3,049	122,814
Galp Energia SGPS SA (Portugal)	21,708	263,057
Gaztransport & Technigaz SA (France)	1,118	119,879
Koninklijke Vopak NV (Netherlands) †	4,166	159,206
Neste Oyj (Finland)	7,323	353,896
Repsol SA (Spain)	7,975	117,144
Shell PLC (London Exchange) (United Kingdom)	38,758	1,192,382
TotalEnergies SE (France)	3,362	214,323
Woodside Energy Group, Ltd. (Australia)	37,464	849,754
		3,530,799
Passenger airlines (0.2%)
Deutsche Lufthansa AG (Germany) †	22,875	245,243
		245,243
Personal care products (0.1%)
Unilever PLC (United Kingdom)	1,248	69,511
		69,511
Pharmaceuticals (10.6%)
Astellas Pharma, Inc. (Japan)	25,087	378,353
AstraZeneca PLC ADR (United Kingdom)	11,044	808,642
GSK PLC ADR (United Kingdom)	21,304	767,583
Novartis AG (Switzerland)	28,169	2,883,116
Novo Nordisk A/S Class B (Denmark)	17,716	2,955,348
Ono Pharmaceutical Co., Ltd. (Japan)	30,000	607,134
Roche Holding AG (Switzerland)	7,547	2,365,515
Shionogi & Co., Ltd. (Japan)	21,731	973,511
Takeda Pharmaceutical Co., Ltd. (Japan)	30,600	1,017,376
UCB SA (Belgium)	10,063	937,438
		13,694,016
Professional services (2.5%)
Bureau Veritas SA (France)	24,282	699,942
Computershare, Ltd. (Australia)	28,475	422,626

20 PanAgora ESG International Equity ETF

COMMON STOCKS (98.6%)* cont.	Shares	Value
Professional services cont.
RELX PLC (United Kingdom)	48,536	$1,614,509
Teleperformance (France)	2,764	550,702
		3,287,779
Real estate management and development (2.2%)
CK Asset Holdings, Ltd. (Hong Kong)	86,258	510,034
Daiwa House Industry Co., Ltd. (Japan)	47,059	1,201,032
ESR Group, Ltd. (Hong Kong)	42,400	66,323
Nomura Real Estate Holdings, Inc. (Japan)	9,894	246,291
Wharf Real Estate Investment Co., Ltd. (Hong Kong)	133,720	771,518
		2,795,198
Retail REITs (0.4%)
Klepierre SA (France)	17,831	452,236
		452,236
Semiconductors and semiconductor equipment (4.8%)
Advantest Corp. (Japan)	14,574	1,131,684
ASML Holding NV (NY Reg Shares) (Netherlands)	4,092	2,606,031
Infineon Technologies AG (Germany)	29,754	1,080,333
SMA Solar Technology AG (Germany) †	1,179	127,098
STMicroelectronics NV (NY Reg Shares) (France)	2,504	107,372
Tokyo Electron, Ltd. (Japan)	9,701	1,107,871
		6,160,389
Software (0.5%)
Sage Group PLC (The) (United Kingdom)	52,231	538,434
SAP SE (Germany)	592	80,193
		618,627
Specialty retail (1.1%)
Industria de Diseno Textil SA (Spain)	41,064	1,412,429
		1,412,429
Textiles, apparel, and luxury goods (3.1%)
Christian Dior SE (France)	152	139,692
Hermes International (France)	124	269,073
HUGO BOSS AG (Germany)	1,981	148,922
Kering SA (France)	2,200	1,408,066
LVMH Moet Hennessy Louis Vuitton SA (France)	1,135	1,090,661
Moncler SpA (Italy)	6,338	469,899
Pandora A/S (Denmark)	4,806	446,102
		3,972,415
Trading companies and distributors (3.5%)
AerCap Holdings NV (Ireland) †	11,323	638,164
Brenntag SE (Germany)	12,321	1,002,724
Ferguson PLC (United Kingdom)	864	121,751
IMCD NV (Netherlands)	4,516	679,962
ITOCHU Corp. (Japan)	19,400	644,658
Marubeni Corp. (Japan)	18,900	268,545
Mitsui & Co., Ltd. (Japan)	35,235	1,103,176
		4,458,980
Transportation infrastructure (0.5%)
Getlink SE (France)	36,678	685,728
		685,728

PanAgora ESG International Equity ETF 21

COMMON STOCKS (98.6%)* cont.	Shares	Value
Wireless telecommunication services (2.1%)
KDDI Corp. (Japan)	47,125	$1,471,608
SoftBank Corp. (Japan)	113,500	1,278,374
		2,749,982
Total common stocks (cost $123,800,357)		$126,860,152

SHORT-TERM INVESTMENTS (0.6%)*	Shares	Value
Putnam Government Money Market Fund Class P 4.40% L	732,289	$732,289
Total short-term investments (cost $732,289)		$732,289

TOTAL INVESTMENTS
Total investments (cost $124,532,646)	$127,592,441

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 19, 2023 (commencement of operations) through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $128,687,709.
†	This security is non-income-producing.
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
Japan	20.8%	Hong Kong	2.1%
United Kingdom	15.3	Singapore	1.0
France	11.1	Belgium	1.0
Switzerland	10.0	Ireland	0.8
Australia	7.7	Italy	0.8
Germany	6.9	Norway	0.7
Denmark	5.1	United States	0.6
Netherlands	4.9	New Zealand	0.6
Finland	3.3	Canada	0.5
Spain	3.3	Other	0.7
Sweden	2.8	Total	100.0%

22 PanAgora ESG International Equity ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$132,465	$5,330,412	$—
Consumer discretionary	—	17,248,615	—
Consumer staples	143,059	14,493,083	—
Energy	261,158	3,398,207	—
Financials	190,640	23,027,583	—
Health care	1,683,939	15,609,922	—
Industrials	638,164	18,821,902	—
Information technology	3,746,494	6,614,481	—
Materials	2,800,404	5,790,187	—
Real estate	—	3,718,657	—
Utilities	—	3,210,780	—
Total common stocks	9,596,323	117,263,829	—
Short-term investments	732,289	—	—
Totals by level	$10,328,612	$117,263,829	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

PanAgora ESG International Equity ETF 23

Statement of assets and liabilities 4/30/23

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $123,800,357)	$126,860,152
Affiliated issuers (identified cost $732,289) (Note 6)	732,289
Cash	18
Foreign currency (cost $400,620) (Note 1)	400,562
Dividends, interest and other receivables	614,182
Foreign tax reclaim	131,754
Total assets	128,738,957

LIABILITIES
Payable for compensation of Manager (Note 2)	51,248
Total liabilities	51,248

Net assets	$128,687,709

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$124,135,965
Total distributable earnings (Note 1)	4,551,744
Total — Representing net assets applicable to capital shares outstanding	$128,687,709

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($128,687,709 divided by 6,175,000 shares)	$20.84

The accompanying notes are an integral part of these financial statements.

24 PanAgora ESG International Equity ETF

Statement of operations
For the period 1/19/23 (commencement of operations) to 4/30/23

INVESTMENT INCOME
Dividends (net of foreign tax of $216,617)	$1,789,112
Interest (including interest income of $5,291 from investments in affiliated issuers) (Note 6)	6,864
Total investment income	1,795,976

EXPENSES
Compensation of Manager (Note 2)	132,142
Fees waived and reimbursed by Manager (Note 2)	(380)
Total expenses	131,762

Net investment income	1,664,214

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(206,052)
Foreign currency transactions (Note 1)	34,421
Total net realized loss	(171,631)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	3,059,795
Assets and liabilities in foreign currencies	(634)
Total change in net unrealized appreciation	3,059,161

Net gain on investments	2,887,530

Net increase in net assets resulting from operations	$4,551,744

The accompanying notes are an integral part of these financial statements.

PanAgora ESG International Equity ETF 25

Statement of changes in net assets

For the period
1/19/23
(commencement
of operations)
INCREASE IN NET ASSETS	to 4/30/23
Operations
Net investment income	$1,664,214
Net realized loss on investments
and foreign currency transactions	(171,631)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	3,059,161
Net increase in net assets resulting from operations	4,551,744
Proceeds from shares sold (Note 4)	127,598,690
Decrease from shares redeemed (Note 4)	(5,542,610)
Other capital (Note 4)	79,885
Total increase in net assets	126,687,709

NET ASSETS
Beginning of period (Note 5)	2,000,000
End of period	$128,687,709

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	100,000
Shares sold (Note 4)	6,350,000
Shares redeemed (Note 4)	(275,000)
Shares outstanding at end of period	6,175,000

The accompanying notes are an integral part of these financial statements.

26 PanAgora ESG International Equity ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
For the period
1/19/23
(commencement
of operations)
to 4/30/23
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income (loss) [a]	.35
Net realized and unrealized
gain (loss) on investments	.47
Total from investment operations	.82
Less distributions:
From net investment income	—
Total distributions	—
Other capital	.02
Net asset value, end of period	$20.84
Total return at net asset value (%) [b]	4.20*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$128,688
Ratio of expenses to average
net assets (%) [c,d]	.14*
Ratio of net investment income
(loss) to average net assets (%) [d]	1.73*
Portfolio turnover (%) [e]	42*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Portfolio turnover excludes securities received or delivered in-kind, if any.

The accompanying notes are an integral part of these financial statements.

PanAgora ESG International Equity ETF 27

Notes to financial statements 4/30/23

Within the following Notes to financial statements, references to “ETF” represent exchange-traded fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from January 19, 2023 (commencement of operations) through April 30, 2023.

Putnam PanAgora ESG International Equity ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek long term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States with a focus on companies that PanAgora Asset Management, Inc. (“PanAgora”), the subadviser to the fund and an affiliate of Putnam Management, believes offer attractive benchmark-relative returns and exhibit positive ESG metrics. In evaluating and selecting investments for the fund, PanAgora employs a proprietary framework using quantitative models that identify companies that offer above-market return potential based on their ESG metrics, together with other proprietary factors measuring a company’s financial and operational health, and then construct a portfolio that integrates return potential and ESG metrics.

PanAgora uses advanced statistical and machine learning techniques, together with third-party and proprietary data sources, in evaluating companies’ ESG metrics and return potential. Metrics designed to evaluate companies’ environmental practices may include third-party or proprietary data sources, including those regarding a company’s environmental footprint or its environmental efficiencies. Metrics designed to evaluate companies’ social practices may include third-party or proprietary data sources, including those regarding board diversity levels at a company. Metrics designed to evaluate companies’ governance practices may include third-party or proprietary data sources, including those regarding a company’s shareholder structure. Additionally, PanAgora’s quantitative model may also use third-party and/or proprietary data sources to identify companies exhibiting improved ESG profiles or those investing in ESG initiatives. The ESG metrics and information used in the portfolio construction process may change over time and may not be relevant to all companies that are eligible for investment by the fund.

In addition, the fund will not invest in securities of companies that PanAgora, based on third-party data, determines at the time of investment to have a severe ESG risk rating (which measures a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks), to have a category 5 controversy rating (an assessment of a company’s involvement in incidents with negative ESG implications), to be classified as non-compliant under the United Nations Global Compact principles, or to be substantially engaged in Arctic drilling or in the thermal coal, palm oil, controversial weapons or tobacco industries (each, a “Restricted Company”). In addition, at the time of any periodic rebalancing of the fund’s portfolio, the fund will dispose of its position in any security that, at that time, PanAgora determines to be a Restricted Company.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies that meet PanAgora’s ESG criteria. PanAgora will assign each company an ESG rating using proprietary ESG scores. In order to meet PanAgora’s ESG criteria, a company must have an ESG score above 0, reflecting more positive characteristics, and, on or after June 12, 2023, must also not be a Restricted Company. A negative ESG score indicates a lower (or worse) rating. PanAgora assigns companies an ESG score that ranges from –2 to +2, although the range of scores may change over time. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. PanAgora may not apply ESG criteria to investments that are not subject to the fund’s 80% policy, and such investments may not meet PanAgora’s ESG criteria.

The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The fund invests mainly in developed countries but may also invest in emerging markets.

PanAgora may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. While PanAgora may consider independent third-party data as a part of its analytical process (and currently uses third-party data in applying certain of the fund’s investment policies), the portfolio management team performs its own independent analysis of issuers, through its quantitative model and proprietary scoring system, and does not rely solely on third-party screens.

28 PanAgora ESG International Equity ETF

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates,

PanAgora ESG International Equity ETF 29

U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Lines of credit Effective May 2, 2023, the fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan Chase Bank, N.A. ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

30 PanAgora ESG International Equity ETF

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$71,303	$—	$71,303

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from unrealized gains and losses on passive investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $222,087 to increase undistributed net investment income and $222,087 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,025,765
Unrealized depreciation	(3,288,385)
Net unrealized appreciation	2,737,380
Undistributed ordinary income	1,886,301
Capital loss carryforward	(71,303)
Cost for federal income tax purposes	$124,855,061

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.49% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $380 relating to the fund’s investment in Putnam Government Money Market Fund.

PanAgora ESG International Equity ETF 31

PanAgora, an affiliate of Putnam Management, is authorized by the Trustees to make investment decisions for the assets of the fund as determined by Putnam Management. Putnam Management (and not the fund) pays a quarterly sub-advisory fee to PanAgora for its services at an annual rate of 0.17% of the average net assets of the fund.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$164,213,465	$40,207,056
U.S. government securities (Long-term)	—	—
Total	$164,213,465	$40,207,056

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on January 19, 2023.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value as				Shares
	of 1/19/23				outstanding
	(commence-				and fair
	ment of	Purchase	Sale	Investment	value as
Name of affiliate	operations)	cost	proceeds	income	of 4/30/23
Short-term investments
Putnam Government
Money Market Fund***	$—	$3,998,995	$3,266,706	$5,291	$732,289
Total Short-term
investments	$—	$3,998,995	$3,266,706	$5,291	$732,289

***Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2). There were no realized or unrealized gains or losses during the period.

32 PanAgora ESG International Equity ETF

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

Note 8: Subsequent event

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. Therefore, the Board of Trustees of the Putnam Funds will be asked to approve a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable). If approved by the Board of Trustees, the new investment management contract will be presented to the shareholders of each Putnam Fund for their approval.

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $2,004,154, or $0.32 per share. Taxes paid to foreign countries were $216,617, or $0.04 per share.

For the reporting period, the fund hereby designates 79.93%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

PanAgora ESG International Equity ETF 33

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.

34 PanAgora ESG International Equity ETF

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2023, there were 88 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

PanAgora ESG International Equity ETF 35

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

36 PanAgora ESG International Equity ETF

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Distribution Services	Mona K. Sutphen
Foreside Fund Services, LLC		Alan G. McCormack
Three Canal Plaza, Suite 100	Officers	Vice President and
Portland, ME 04101	Robert L. Reynolds	Derivatives Risk Manager
President
Custodian		Denere P. Poulack
State Street Bank	James F. Clark	Assistant Vice President,
and Trust Company	Vice President, Chief Compliance	Assistant Clerk, and
	Officer, and Chief Risk Officer	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Michael J. Higgins	Janet C. Smith
	Vice President, Treasurer,	Vice President,
Independent Registered	and Clerk	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2023	$20,034	$ —	$2,226	$ —

For the fiscal year ended April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amount of $244,237 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s fiscal year relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s fiscal year for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s fiscal year for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2023	$ —	$242,011	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith. In addition, the Code of Ethics of PanAgora Asset Management, Inc. is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2023